UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
May 18, 2023
(Date of Earliest Event Reported)

Massachusetts
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer identification No.)

INDEPENDENT BANK CORP.
Office Address:	2036 Washington Street,	Hanover,	Massachusetts	02339
Mailing Address:	288 Union Street,	Rockland,	Massachusetts	02370
(Address of principal executive offices, including zip code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(781)-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INDB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17CFR 230.405)) or Rule 12b-2 of the Exchange Act (17CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

At Independent Bank Corp.’s (the “Company”) 2023 Annual Meeting of Shareholders held on May 18, 2023 (the “Annual Meeting”), shareholders of the Company approved the Independent Bank Corp. 2023 Omnibus Incentive Plan (the “2023 Plan”), which replaces the Company’s Second Amended and Restated 2005 Employee Stock Plan (the “2005 Plan”). The Company’s board of directors (the “Board”) unanimously approved the 2023 Plan on March 16, 2023, subject to shareholder approval. The results of the shareholder vote on the 2023 Plan are set forth below under Item 5.07 of this Current Report on Form 8-K.

A brief description of the 2023 Plan follows and is subject to and qualified in its entirety by reference to the full text of the 2023 Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1, and a more detailed description of the 2023 Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities Exchange Commission on March 30, 2023, each of which is incorporated herein by reference.

The 2023 Plan authorizes the grant of equity- and cash-based awards to officers, employees and consultants of the Company and its subsidiaries and affiliates in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards. The Company has reserved 1,250,000 shares of its common stock (the “Common Stock”), par value $0.01 per share, less the total number of shares of Common Stock that were subject to any awards granted under the 2005 Plan after December 31, 2022 and before May 18, 2023, for issuance under the 2023 Plan.

The 2023 Plan will be administered by the Board, or if the Board elects, the Compensation Committee of the Board or such other committee of the Board as the Board may from time to time designate.

Upon receipt of shareholder approval of the 2023 Plan at the Annual Meeting, the 2005 Plan was terminated in its entirety and the Company will no longer grant any awards under the 2005 Plan; however, awards outstanding under the 2005 Plan will continue to remain outstanding in accordance with their terms. Equity awards to the Company’s non-employee directors will continue to be granted under The Independent Bank Corp. 2018 Non-Employee Director Stock Plan.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Shareholders voted upon the proposals set forth below at the Annual Meeting. Voting results are, when applicable, reported by rounding fractional share voting up or down to the nearest whole number.

(1)Proposal to reelect, James O'Shanna Morton, Daniel F. O'Brien and Scott K. Smith as Class III Directors. All nominees were reelected. The results of voting were as follows:

	For	Against	Abstain	Broker Non-Votes
James O'Shanna Morton	32,949,922	2,587,751	42,507	3,978,639
Daniel F. O'Brien	32,470,013	3,067,317	42,850	3,978,639
Scott K. Smith	32,957,635	2,584,480	38,065	3,978,639

(2)Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2023. The proposal was approved. The results of voting were as follows:

For	Against	Abstain	Broker Non-Votes
39,105,822	427,518	25,479	0

(3)Proposal to approve the 2023 Plan. The proposal was approved. The results of voting were as follows:

For	Against	Abstain	Broker Non-Votes
34,434,376	1,051,230	94,574	3,978,639

(4)Proposal to approve, on an advisory basis, the compensation of our named executive officers. The proposal was approved. The results of voting were as follows:

For	Against	Abstain	Broker Non-Votes
32,526,630	2,937,741	115,809	3,978,639

(5)Proposal to approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers. The frequency of 1 Year received the highest number of votes. The results of voting were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
32,927,681	310,841	2,219,389	122,269	3,978,639

The Company has determined to continue its practice of asking shareholders to approve, on an advisory basis, the compensation of its named executive officers on an annual basis.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

d. The following exhibits are included with this Report:

Exhibit Index

Exhibit #	Exhibit Description
10.1	Independent Bank Corp. 2023 Omnibus Incentive Plan
101	The instance document does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.
104	Cover page interactive data file (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

Date:	May 18, 2023	By:	/s/Patricia Natale
PATRICIA NATALE
DEPUTY GENERAL COUNSEL